Exhibit  4.10

EXECUTION VERSION

COX COMMUNICATIONS,  INC.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of November  29, 2012

Supplement to Indenture

Dated as of June  27, 1995

Creating two series of Debt Securities designated

3.25% Notes due 2022

4.70% Notes due 2042

TWELFTH SUPPLEMENTAL INDENTURE, dated as of the 29th day of November, 2012 between COX COMMUNICATIONS,  INC., a corporation existing under the laws of the State of Delaware, having its principal executive office located at 1400 Lake Hearn Drive, NE, Atlanta, Georgia 30319 (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, having a designated corporate trust office located at 900 Ashwood Parkway, Suite  425, Atlanta, Georgia 30338, as trustee (the “Trustee”);

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June  27, 1995 (the “Original Indenture” and, as amended by this Supplemental Indenture, the “Indenture”), providing for the issuance by the Company from time to time of its debentures, notes, bonds or other evidences of indebtedness (in the Original Indenture and herein called the “Debt Securities”), unlimited as to principal amount, to be issued in one or more series;

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two new series of Debt Securities designated as the “3.25% Notes due 2022” in the initial aggregate principal amount of $1,000,000,000 (the “2022 Notes”) and the “4.70% Notes due 2042” in the initial aggregate principal amount of $500,000,000 (the “2042 Notes” and, together with the 2022 Notes, the “Notes”);

WHEREAS, Section  9.01 of the Original Indenture provides, among other things, that the Company and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03 of the Original Indenture;

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOW, THEREFORE, THIS TWELFTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the form and terms of the series of Debt Securities designated as the “3.25% Notes due 2022” and the “4.70% Notes due 2042” and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE  1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION  101         Definitions. For all purposes of the Original Indenture and this Supplemental Indenture relating to the series of Debt Securities (consisting of the Notes) created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article  have the meanings assigned to them in this Article. Each capitalized term that is used in the Original Indenture and this Supplemental Indenture but not defined herein shall have the meaning specified in the Original Indenture.

“Agent Members” has the meaning specified in Section  209(e)(v).

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules  and procedures of the Depositary for such Note, in each case to the extent applicable to such transaction and as in effect from time to time.

“Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in The City of New York are authorized or obligated by law to close.

“cash” means U.S. legal tender.

“Certificated Notes” means the notes required to bear the Legend set forth on the form of the Notes attached as Exhibits A-1 and A-2 to this Supplemental Indenture.

“Clearstream” means Clearstream Banking, société anonyme (formerly Cedelbank).

“Comparable Treasury Issue” means, with respect to the Notes subject to redemption, the United States Treasury securities (in the case of a redemption of either or both of the 2022 Notes and 2042 Notes) selected by the Quotation Agent as having an actual or interpolated maturity or maturities, as the case may be, comparable to the remaining life of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining life of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Debt Securities” has the meaning specified in the first recital hereof.

“Depositary” means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter “Depositary” shall mean or include such successor and any nominee thereof.

“DTC” means The Depository Trust Company. “Euroclear” means the Euroclear System.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Global Note” means a Note issued in global form and deposited with or on behalf of the Depositary.

“Holder” and “Noteholder,” in the case of any Note, means the Person in whose name such Note is registered in the Debt Security Register.

“Institutional Accredited Investor” means an institutional “accredited investor” as defined in Rule  50l (a)(1), (2), (3)  and (7)  under the Securities Act.

“Interest Payment Date,” in respect of any Note, has the meaning assigned to it in such Note.

“Issue Date” means November  29, 2012.

“Legend” has the meaning specified in Section  207(c).

“Notes” has the meaning specified in the recitals hereof.

“Purchase Agreement” means the Purchase Agreement dated November  26, 2012, among the Company and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc. acting as representatives on behalf of the Initial Purchasers (as defined therein).

“Qualified Institutional Buyer” has the meaning specified in Rule  144A.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Redemption Date,” with respect to any 2022 Note or 2042 Note or portion thereof to be redeemed, means the date fixed for redemption in accordance with the terms of the Notes and Article  III of the Original Indenture.

“Redemption Price,” with respect to any 2022 Note or 2042 Note or portion thereof to be redeemed, means the greater of:

(a)            100% of the principal amount of the Notes or portion thereof, as applicable, to be redeemed; or

(b)            the sum, as determined by the Quotation Agent, of the present values of the principal amount and the remaining scheduled payments of interest on such Notes or portion thereof, as applicable, to be redeemed (exclusive of interest accrued to the Redemption Date), in each case, discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, in the case of the 2022 Notes, and 30 basis points, in the cases of the 2042 notes, as the case may be, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

“Reference Treasury Dealer” means J.P. Morgan Securities LLC, a primary Treasury dealer selected by Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., and each of their respective successors; provided, however, that if any of the foregoing shall cease to be a primary Treasury dealer, the Company will substitute another primary Treasury dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note” means a Global Note in the form of the Notes attached hereto as Exhibits A-1 and A-2, and that is deposited with and registered in the name of the Depositary, representing Notes sold in offshore transactions in reliance on Regulation S.

“Resale Restriction Termination Period” means the period from the Issue Date until (1)  the date that is one year after the later of (a)  the date of the original issuance of such Notes or (b)  the last day on which the Company or any of its Affiliates was the owner of the Notes, and (2)  such later date, if any, as may be required by applicable laws.

“Restricted Note” means a Note required to bear the restrictive legends set forth on the form of Note attached as Exhibits A-1 and A-2 to this Supplemental Indenture.

“Rule  144A” means Rule  144A under the Securities Act (or any successor provision), as it may be amended from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Supplemental Indenture” means this Twelfth Supplemental Indenture.

“Treasury Rate” has the meaning assigned to it in the Notes.

“Trustee” has the meaning specified in the first paragraph hereof.

“US Global Note” means a Global Note in the form of the Notes attached hereto as Exhibits A-1 and A-2 to this Supplemental Indenture, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule  144A.

SECTION  102         Section  References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.

ARTICLE 2

THE NOTES

SECTION  201         Title of the Notes. The Notes shall be known and designated as the “3.25% Notes due 2022” and the “4.70% Notes due 2042” of the Company, respectively.

SECTION  202         Amount. The aggregate principal amount of Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $1,000,000,000 for the 2022 Notes and $500,000,000 for the 2042 Notes, except for Notes authenticated and delivered upon registration of, transfer of, or exchange for, or in lieu of, other Notes pursuant to Section  2.07, 2.08, 2.09 or 9.04 of the Indenture, or upon repayment in part of any 2022 Note or 2042 Note pursuant to Article  III of the Original Indenture. The Company may, from time to time, subject to compliance with any other applicable provisions of this Twelfth Supplemental Indenture but without the consent of the Holders, create and issue pursuant to this Twelfth Supplemental Indenture an unlimited principal amount of additional Notes (in excess of any amounts theretofore issued) having the same terms and conditions to those of the other outstanding Notes, except that any such additional Notes (i)  may have a different issue date and issue price from other outstanding Notes and (ii)  may have a different amount of interest payable on the first Interest Payment Date after issuance than the amount payable on other outstanding Notes.

SECTION  203         Stated Maturity. The Stated Maturity of the 2022 Notes shall be December  15, 2022. The Stated Maturity of the 2042 Notes shall be December  15, 2042.

SECTION  204         Interest.

(a)            The 2022 Notes shall bear cash interest at the rate of 3.25% from November  29, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June  15 and December  15 of each year, beginning on June  15, 2013, to the Persons in whose names such Notes are registered at the close of business on the immediately preceding June  1 or December  1, as the case may be, whether or not a Business Day. Interest on the 2022 Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(b)            The 2042 Notes shall bear cash interest at the rate of 4.70% from November  29, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June  15 and December  15 of each year, beginning on June  15, 2013, to the Persons in whose names such Notes are registered at the close of business on the immediately preceding June  1 or December  1, as the case may be, whether or not a Business Day. Interest on the 2042 Notes will be computed on the basis of a 360-day year of twelve 30-day months.

SECTION  205         Payments.

(a)            Payments of principal, premium, if any, and interest on the Notes will be made to the Depositary, or its nominee, as the case may be, as the registered owner and holder of the Global Notes representing the Notes. In the event that the Notes are issued in the form of Certificated Notes, payments of principal, premium, if any, and interest thereon will be at the office or agency of the Trustee in The City of New York designated for such purpose, provided that payment of interest, other than interest payable at Stated Maturity or upon redemption, may be made at the option of the Company by check mailed by the Trustee to the address of the Person entitled as shown on the Debt Security Register.

(b)            If any Stated Maturity Date, Redemption Date or Interest Payment Date, falls on a day that is not a Business Day, the required payment shall be made on the next Business Day, and no interest shall accrue on the amount so payable for the period between such payment date and the next Business Day.

(c)            Payments of principal, premium, if any, and interest on the Notes shall be made in cash or such other coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt.

SECTION  206         Redemption. Each series of Notes shall be redeemable, in whole or in part, on one or more Redemption Dates at the applicable Redemption Price. If the Redemption Date is not an Interest Payment Date, the amount of the scheduled interest payment on the next succeeding Interest Payment Date will be reduced by the amount of interest accrued to the Redemption Date.

SECTION  207         Forms; Denominations. The Notes shall be Registered Securities. The Global Notes representing the Notes shall be in substantially the forms attached hereto as Exhibits A-1 and A-2.

The Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

(a)            Global Notes. (i)  Notes offered and sold in reliance on Rule  144A as provided in the Purchase Agreement shall be issued initially in the form of one or more US Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with the Trustee, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate principal amount of the US Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

Notes offered and sold in offshore transactions in reliance on Regulation S as provided in the Purchase Agreement shall be issued initially in the form of one or more Regulation S Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with the Trustee, as custodian for the Depositary, for the accounts of Euroclear and Clearstream and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced to reflect exchanges or redemptions. Any adjustment of the aggregate principal amount of a Global Note representing the Notes to reflect the amount of any decrease in the principal amount of outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section  209 hereof and shall be made on the records of the Trustee and the Depositary.

(ii)            Book-Entry Provisions. This Section  207(a)(ii)  shall apply only to Global Notes.

The Company shall execute and the Trustee shall, in accordance with this Section  207(a)(ii)  and Section  2.02 of the Indenture, authenticate and deliver initially one or more Global Notes that (a)  shall be registered in the name of the Depositary, (b)  shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (c)  shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE  & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE  & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE  & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS,  IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE  TWO OF THE TWELFTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

(b)            Certificated Notes. Except as otherwise set forth in this Supplemental Indenture, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes. Beneficial interests in a Global Note transferred in accordance with Section  209(a)(ii)  to an Institutional Accredited Investor who is not a Qualified Institutional Buyer and beneficial interests in a Global Note transferred to the beneficial holders thereof pursuant to Section  209(e)  will be issued in certificated, registered form without interest coupons.

(c)            Restrictive Legends. Until the completion of the Resale Restriction Termination Period, all Global Notes and all Certificated Notes shall bear a legend (the “Legend”) in substantially the following form, unless such Notes have been sold pursuant to a registration statement that has been declared effective under the Securities Act:

“THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY  NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE END OF THE PERIOD (THE “RESALE RESTRICTION PERIOD”) FROM THE DATE OF ORIGINAL ISSUANCE UNTIL (A)  THE DATE THAT IS ONE YEAR AFTER THE LATER OF (X)  THE DATE OF THE ORIGINAL ISSUANCE OF THE NOTES OR (Y)  THE LAST DAY ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES, AND (B)  SUCH LATER DATE,  IF ANY, AS MAY  BE REQUIRED BY APPLICABLE LAWS, EXCEPT (1)  TO THE ISSUER, (2)  TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3)  IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4)  PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), (5)  TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (a)(l), (2), (3)  OR (7)  UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR,  IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (6)  PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (4)  OR (5)  TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION PERIOD.”

SECTION  208         Transfer and Exchange.

(a)            Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section  209 and this Section  208.

(b)            Transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.

(c)            If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the Legend, or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule  144A, Rule  144 or Regulation S under the Securities Act, that such Notes are not “restricted” within the meaning of Rule  144 under the Securities Act or that any such exchange or replacement Notes have been issued in a registered transaction under the Securities Act. Upon (i)  provision of such satisfactory evidence, or (ii)  notification by the Company to the Trustee and the Registrar of the sale or exchange of such Notes pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Note that does not bear the Legend. If the Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including transfers between or among the Depositary’s participants or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION  209         Global Notes.

(a)            Notwithstanding any other provisions of this Supplemental Indenture or the Notes, (A)  transfers of a Global Note, in whole or in part, shall be made only in accordance with Section  2.07 of the Indenture and Sections 208 and 209(a)(i)  below, (B)  transfer of a beneficial interest in a Global Note for a Certificated Note shall comply with Section  2.07 of the Indenture and Section  209(a)(ii)  below, (C)  transfers of a beneficial interest in a Regulation S Global Note for a beneficial interest in a U.S. Global Note shall comply with Section  2.07 of the Indenture and Section  209(a)(iii)  below, and (D)  transfers of a Certificated Note shall comply with Section  2.07 of the Indenture and Sections 209(a)(iv)  and (v)  below.

(i)            Transfer of Global Note. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i)  shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under the Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section  209(a)(i)  shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section  209(a).

(ii)            Restrictions on Transfer of a Beneficial Interest in a Global Note for a Certificated Note. A beneficial interest in a Global Note may not be exchanged for a Certificated Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request for transfer of a beneficial interest in a Global Note in accordance with Applicable Procedures for a Certificated Note in the form satisfactory to the Trustee, together with:

(a)            so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit  B-1 attached hereto, and, if requested by the Company or the Registrar, certification in the form set forth in Exhibit  B-2 attached hereto, that such beneficial interest in the Global Note is being transferred to an Institutional Accredited Investor;

(b)            written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect a decrease in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

(c)            if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be decreased by the aggregate principal amount of the Certificated Note to be issued, shall issue such Certificated Note and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so issued.

(iii)            Restrictions on Transfer of Beneficial Interest in a Regulation S Global Note for a Beneficial Interest in a US Global Note.

(a)            On or prior to the 40th day after the later of the commencement of the offering of the Notes represented by the Regulation S Global Note and the issue date of such Notes (such period through and including such 40th day, the “Restricted Period”), a beneficial interest in a Regulation S Global Note may be transferred to a Person who takes delivery in the form of an interest in the corresponding US Global Note only upon receipt by the Trustee of a written certification from the transferor to the effect that such transfer is being made (i)(a)  to a Person whom the transferor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule  144A or (b)  pursuant to another exemption from the registration requirements under the Securities Act which is accompanied by an Opinion of Counsel regarding the availability of such exemption and (ii)  in accordance with all applicable securities laws of any state of the United States or any other jurisdiction.

(b)            Beneficial interests in the US Global Note may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate to the effect that such transfer is being made in accordance with Rule  903 or 904 of Regulation S or Rule  144 (if available).

(iv)            Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

(x)              to register the transfer of such Certificated Notes; or

(y)             to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

(a)             shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(b)             so long as such Notes are Restricted Notes, such Notes are being transferred or exchanged pursuant to clause (A), (B)  or (C)  below, and are accompanied by the following additional information and documents, as applicable:

(A)            if such Certificated Notes are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

(B)            if such Certificated Notes are being transferred to the Company, a certification to that effect; or

(C)            if such Certificated Notes are being transferred pursuant to an exemption from registration, (i)  a certification to that effect (in the form set forth in Exhibit  B-1 and B-2, if applicable) and (ii)  if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Legend.

(v)            Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.

Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

(a)            so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit  B-1, that such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule  144A; and

(b)            written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so cancelled. If no Global Notes are then outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(b)            Subject to the succeeding paragraph, every Note shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Note must be accompanied by a certificate in substantially the form set forth in Exhibit  B-1, dated the date of such surrender and signed by the Holder of such Note, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Note not so accompanied by a properly completed certificate.

(c)            The restrictions imposed by the Legend upon the transferability of any Note shall cease and terminate when such Note has been sold or exchanged pursuant to an effective registration statement under the Securities Act or may be transferred in compliance with Rule  144 under the Securities Act (or any successor provision thereto). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section  209 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule  144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company, the Trustee and the Registrar and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule  144 or such successor provision), be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel.

(d)            As used in the preceding two paragraphs of this Section  209, the term “transfer” encompasses any sale, pledge, transfer, hypothecation or other disposition of any Note.

(e)            The provisions of clauses (i), (ii), (iii), (iv), and (v)  below shall apply only to Global Notes:

(i)            Notwithstanding any other provisions of the Indenture or the Notes, except as provided in Section  209(a)(ii), a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Notes registered in the names of any Person designated by the Depositary in the event that (i)  the Depositary has notified the Company that it is unwilling or unable to continue as depositary for such Global Note or the Depositary has ceased to be a “clearing agency” registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii)  an Event of Default has occurred and is continuing with respect to the Notes. Any Global Note exchanged pursuant to clause (i)  above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. In the event that Certificated Notes are issued in respect of beneficial interests in a Regulation S Global Note at any time prior to one year after the date of this Supplemental Indenture (other than in a transaction subject to Rule  144A), the Company shall as promptly as practicable, institute procedures, including appropriate certifications, reasonably designed to ensure that any transfer of such Certificated Notes prior to the end of such one year is made only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from such registration.

(ii)            Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the Legend. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

(iii)            Subject to the provisions of clause (v)  below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(iv)            In the event of the occurrence of any of the events specified in clause (i)  above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes.

(v)            Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

SECTION  210         Event of Default. For purposes of this Twelfth Supplemental Indenture and the Notes issued hereunder, Section  6.01 of the Original Indenture is hereby amended by deleting the clause immediately following subsection (i)  in the first sentence of such Section  and inserting in its place the following:

“then and in each and every case that an Event of Default described in clause (a), (b), (c), (d), (e), (f), (g)  (with respect to Restricted Subsidiaries only), (h)  (with respect to Restricted Subsidiaries only) or (i)  with respect to Debt Securities of that series at the time outstanding occurs and is continuing, unless the principal of and interest on all the Debt Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of (or, if the Debt Securities of that series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of that series) and interest on all the Debt Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debt Securities or Coupons appertaining thereto of that series contained to the contrary notwithstanding.”

ARTICLE  3

REPORTS BY THE COMPANY

So long as any of the Debt Securities are “restricted securities” within the meaning of Rule  144(a)(3)  under the Securities Act, the Company will, during any period in which it is not subject to Sections 13 or 15(d)  of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule  12g3-2(b)  under the Exchange Act, provide to each Holder of Notes and to each prospective purchaser (as designated by such Holder) of Notes, upon the request of such Holder or prospective purchaser, any information required to be provided by Rule  144A(d)(4)  under the Securities Act.

ARTICLE  4

MISCELLANEOUS PROVISIONS

The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

For purposes of this Supplemental Indenture and the Notes, Section  7.02 of the Original Indenture is hereby amended to include the following additional rights of the Trustee:

“(i)         in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(j)            in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

(k)          the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the designated corporate trust office of the Trustee, and such notice references the Notes and this Indenture;

(l)           the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(m)         the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.”

The provisions of Article  XI of the Original Indenture relating to defeasance shall apply to the Notes.

Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Original Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Twelfth Supplemental Indenture by their duly authorized signatories as of the date first above written.

COX COMMUNICATIONS, INC.

By:	/s/ Mark F.Bowser
Mark F.Bowser
Executive Vice President
and Chief Financial Officer

By:	/s/ Katherine K. Decker
Katherine K. Decker
Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

Twelfth Supplemental Indenture Signature Page

EXHIBIT  A-1

[FORM  OF FACE OF SECURITY]

[TRANSFER RESTRICTED LEGEND]

[THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY  NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE END OF THE PERIOD (THE “RESALE RESTRICTION PERIOD”) FROM THE DATE OF ORIGINAL ISSUANCE UNTIL (A)  THE DATE THAT IS ONE YEAR AFTER THE LATER OF (X)  THE DATE OF THE ORIGINAL ISSUANCE OF THE NOTES OR (Y)  THE LAST DAY ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES, AND (B)  SUCH LATER DATE,  IF ANY, AS MAY  BE REQUIRED BY APPLICABLE LAWS, EXCEPT (1)  TO THE ISSUER, (2)  TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3)  IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4)  PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), (5)  TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (a)(l), (2), (3)  OR (7)  UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR,  IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (6)  PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (4)  OR (5)  TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION PERIOD.]

[GLOBAL NOTES LEGEND]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE  & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE  & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE  & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS,  IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE  TWO OF THE TWELFTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S GLOBAL NOTES LEGEND]

[THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY  BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.]

No. R-	PRINCIPAL AMOUNT
CUSIP No.	$

COX COMMUNICATIONS,  INC.

3.25% Notes due 2022

COX COMMUNICATIONS,  INC., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede  & Co., or registered assigns, the principal sum of [                                 ] ($                 ) on December  15, 2022 (the “Maturity Date”), unless previously redeemed, and to pay interest thereon from November  29, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June  15 and December  15 in each year (each, an “Interest Payment Date”), commencing June  15, 2013, at the rate of 3.25% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be June  1 or December  1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date, Redemption Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no ,interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company’s “3.25% Notes due 2022” (the “Notes”), initially limited to an aggregate principal amount of $1,000,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June  27, 1995 (the “Original Indenture”), as supplemented by the Twelfth Supplemental Indenture dated as of November  29, 2012 (the “Twelfth Supplemental Indenture”, and together with the Original Indenture, the “Indenture”), duly executed and delivered by the Company to The Bank of New York Mellon Trust Company, N.A, as trustee (hereinafter referred to as the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words “Holders” or “Holder” meaning the registered holders or registered holder of the Notes).

This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, at a Redemption Price equal to the greater of (i)  100% of the principal amount of this Note to be redeemed or (ii)  the sum, as determined by the Quotation Agent, of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the Redemption Date), in each case, discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus accrued and unpaid interest thereon to the Redemption Date.

“Comparable Treasury Issue” means, with respect to this Note subject to redemption, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining life of this Note to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining life of this Note to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means J.P. Morgan Securities LLC, a primary Treasury dealer selected by Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., and each of their respective successors; provided, however, that if any of the foregoing shall cease to be a primary Treasury dealer, the Company will substitute another primary Treasury dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date applicable to this Note, the rate per annum equal to the semi-annual or equivalent yield to maturity or interpolated (on a day-count basis) of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

This Note is not subject to any sinking fund.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holder hereof at its registered address.

If money sufficient to pay the Redemption Price with respect to and accrued and unpaid interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to certain exceptions set forth in the Indenture, (i)  the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii)  any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor person of the obligations of the Company under the Indenture, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions with respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee’s authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page  Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

Date: November      , 2012

COX COMMUNICATIONS, INC.

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

Dated: November , 2012

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s)  assign(s)  and transfer(s)  unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________attorney to transfer said Note of  Cox  Communications,  Inc. on the books of Cox Communications,  Inc. with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an “eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT  A-2

[FORM  OF FACE OF SECURITY]

[TRANSFER RESTRICTED LEGEND]

[THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY  NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE END OF THE PERIOD (THE “RESALE RESTRICTION PERIOD”) FROM THE DATE OF ORIGINAL ISSUANCE UNTIL (A)  THE DATE THAT IS ONE YEAR AFTER THE LATER OF (X)  THE DATE OF THE ORIGINAL ISSUANCE OF THE NOTES OR (Y)  THE LAST DAY ON WHICH THE ISSUER OR ANY OF ITS AFFILIATES WAS THE OWNER OF THE NOTES, AND (B)  SUCH LATER DATE,  IF ANY, AS MAY  BE REQUIRED BY APPLICABLE LAWS, EXCEPT (1)  TO THE ISSUER, (2)  TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3)  IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4)  PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), (5)  TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 50l (a)(l), (2), (3)  OR (7)  UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR,  IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $100,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (6)  PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (4)  OR (5)  TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION PERIOD.]

[GLOBAL NOTES LEGEND]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE  & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE  & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE  & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS,  IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE  TWO OF THE TWELFTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S GLOBAL NOTES LEGEND]

[THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY  BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.]

No. R-	PRINCIPAL AMOUNT
CUSIP No.	$

COX COMMUNICATIONS,  INC.

4.70% Notes due 2042

COX COMMUNICATIONS,  INC., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede  & Co., or registered assigns, the principal sum of [                                 ] ($                     ) on December  15, 2042 (the “Maturity Date”), unless previously redeemed, and to pay interest thereon from November  29, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June  15 and December  15 in each year (each, an “Interest Payment Date”), commencing June  15, 2013, at the rate of 4.70% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be June  1 or December  1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date, Redemption Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no ,interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company’s “4.70% Notes due 2042” (the “Notes”), initially limited to an aggregate principal amount of $500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June  27, 1995 (the “Original Indenture”), as supplemented by the Twelfth Supplemental Indenture dated as of November  29, 2012 (the “Twelfth Supplemental Indenture”, and together with the Original Indenture, the “Indenture”), duly executed and delivered by the Company to The Bank of New York Mellon Trust Company, N.A, as trustee (hereinafter referred to as the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words “Holders” or “Holder” meaning the registered holders or registered holder of the Notes).

This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, at a Redemption Price equal to the greater of (i)  100% of the principal amount of this Note to be redeemed or (ii)  the sum, as determined by the Quotation Agent, of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the Redemption Date), in each case, discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points, plus accrued and unpaid interest thereon to the Redemption Date.

“Comparable Treasury Issue” means, with respect to this Note subject to redemption, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining life of this Note to be redeemed that would be utilized, at the time of selection and in accordance :with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining life of this Note to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means J.P. Morgan Securities LLC, a primary Treasury dealer selected by Wells Fargo Securities, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., and each of their respective successors; provided, however, that if any of the foregoing shall cease to be a primary Treasury dealer, the Company will substitute another primary Treasury dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date applicable to this Note, the rate per annum equal to the semi-annual or equivalent yield to maturity or interpolated (on a day-count basis) of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

This Note is not subject to any sinking fund.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holder hereof at its registered address.

If money sufficient to pay the Redemption Price with respect to and accrued and unpaid interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to certain exceptions set forth in the Indenture, (i)  the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii)  any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor person of the obligations of the Company under the Indenture, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions with respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee’s authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page  Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

Date: November       , 2012

COX COMMUNICATIONS, INC.

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

Dated: November , 2012

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s)  assign(s)  and transfer(s)  unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note of Cox Communications,  Inc. on the books of Cox Communications,  Inc. with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an “eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT  B-1

Transfer Certificate

In connection with a transfer of any of the $_______________, principal amount of the % Notes due 20_ (the “Notes”) of Cox Communications,  Inc. (the “Company”) within the period prior to the expiration of the holding period applicable to the sales thereof under Rule  144 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor provision), the undersigned registered owner of this Note hereby certifies with respect to $       principal amount of the above-captioned securities presented or surrendered on the date hereof (the “Surrendered Notes”) for registration of transfer, or for exchange where the securities deliverable upon such exchange are to be registered in a name other than that of the undersigned registered owner (each such transaction being a “transfer”), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

☐	A transfer of the Surrendered Notes is made to the Company or any subsidiaries; Or

☐	The transfer of the Surrendered Notes complies with Rule 144A under the Securities Act; or

☐	The transfer of the Surrendered Notes is to an institutional accredited investor, as described in Rule 50l (a)(l), (2), (3) or (7) of Regulation D under the Securities Act; or

☐	The transfer of the Surrendered Notes is pursuant to an effective registration statement under the Securities Act, or

☐	The transfer of the Surrendered Notes is pursuant to an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act; or

☐	The transfer of the Surrendered Notes is pursuant to another available exemption from the registration requirement of the Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned’s knowledge, such Notes are not being transferred to an “affiliate” of the Company as defined in Rule  144 under the Securities Act (an “Affiliate”).

☐	The transferee is an Affiliate of the Company.

DATE:
Signature(s)

(If the registered owner is a corporation, partnership
or fiduciary, the title of the Person signing on behalf
of such registered owner must be stated.)

B-1-1

EXHIBIT  B-2

Form  of Letter to be Delivered by Accredited Investors

Cox Communications,  Inc.
1400 Lake Hearn Drive, NE
Atlanta, Georgia 30319

Attention: Treasurer

The Bank of New York Mellon Trust Company, N.A., as Registrar
100 Ashford Center North, Suite  520
Atlanta, Georgia 30338

Attention: Corporate Trust Office

Dear Sirs:

We are delivering this letter in connection with the proposed transfer of $       principal amount of the_____% Notes due 20_ (the “Notes”) of Cox Communications,  Inc. (the “Company”).

We hereby confirm that:

(i)              we are an “accredited investor” within the meaning of Rule  50l (a)(l), (2), (3)  or (7)  of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or an entity in which all of the equity owners are accredited investors within the meaning of Rule  50l (a)(l), (2), (3)  or (7)  of Regulation D under the Securities Act (an “Institutional Accredited Investor”);

(ii)              (A)  the purchase of Notes by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an “accredited investor” within the meaning of Rule  501 (a)(7)  under the Securities Act and for each of which we exercise sole investment discretion or (B)  we are a “bank,” within the meaning of Section  3(a)(2)  of the Securities Act, or a “savings and loan association” or other institution described in Section  3(a)(5)(A)  of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

(iii)            we will acquire Notes having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

(iv)            we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes; and

(v)            we are not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

B-2-1

We understand that the Notes were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that we will offer, sell or otherwise transfer such Notes, or any beneficial interest therein, prior to the end of the period (the “Resale Restriction Period”) from the date of original issuance until (a)  the date that is one year after the later of (x)  the date of the original issuance of the Notes or (y)  the last day on which the Issuer or any of its Affiliates was the owner of the Notes, and (b)  such later date, if any, as may be required by applicable laws only:

(1)            to the Company or any subsidiary thereof, or

(2)            for as long as the Notes are eligible for resale pursuant to Rule  144A, to a person we reasonably believe is a “qualified institutional buyer” (as defined in Rule  144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule  144A, or

(3)            to an Institutional Accredited Investor that is acquiring the Note for its own account, or for the account of such Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or

(4)            pursuant to a registration statement which has been declared effective under the Securities Act, or

(5)            outside the United States to non-U.S. persons in an offshore transaction in accordance with Rule  903 or 904 of Regulation S under the Securities Act, or

(6)            pursuant to another available exemption from registration under the Securities Act, including under Rule  144, if available, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with and subject to the legends set forth on the Notes.

We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

B-2-2

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(Name of Purchaser)

By:
Name:
Title:
Address:

B-2-3